Exhibit 10.1

Execution Version

FOURTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LEGACY RESERVES LP,

as Borrower,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

THE LENDERS SIGNATORY HERETO

DATED AS OF DECEMBER 20, 2012

Sole Lead Arranger and Sole Book Runner

Wells Fargo Securities, LLC

Syndication Agent

Compass Bank

Co-Documentation Agents

UBS Securities LLC

and

U.S. Bank National Association

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of December 20, 2012, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 10, 2011 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2011, the Second Amendment to Second Amended and Restated Credit Agreement dated as of March 30, 2012 and the Third Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2012, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.            The Guarantors are parties to that certain Second Amended and Restated Guaranty Agreement dated as of March 10, 2011 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C.            The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.  In addition, as used in this Fourth Amendment, the following terms shall have the meanings given such terms below as follows:

“Acquisition” means the acquisition of the Acquisition Properties pursuant to the terms and conditions of the Acquisition Documents.

“Acquisition Documents” means (a) the Purchase and Sale Agreement by and among COG Operating LLC and Concho Oil & Gas LLC (together, Seller) and Legacy Reserves Operating LP (Buyer) dated as of November 5, 2012, and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by Legacy Reserves Operating LP pursuant to the Acquisition Documents.

Section 2.              Amendments to Credit Agreement.

2.1          Amendment to Cover.  The cover of the Credit Agreement is hereby amended by deleting “UBS AG, Stamford Branch” and replacing it with “UBS Securities LLC”.

2.2          Amendment to Preamble.  The preamble of the Credit Agreement is hereby amended by deleting “UBS AG, Stamford Branch” and replacing it with “UBS Securities LLC”.

2.3          Amendments to Section 1.02.

(a)           The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b)           The definition of “Change in Law” is hereby amended in its entirety to read as follows:

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 5.01(b)), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, or in implementation thereof and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated, issued or implemented.

(c)           The following definition is hereby added where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of December 20, 2012, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

Section 3.              Borrowing Base Redeterminations.  For the period from and including the Fourth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $800,000,000.  Notwithstanding the foregoing, the

Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12(d) of the Credit Agreement.  For the avoidance of doubt, the redetermination specified in this Section 3 shall not constitute an Interim Redetermination initiated by the Borrower or the Administrative Agent, at the direction of the Required Lenders.

Section 4.              Assignments, New Lenders and Reallocation of Commitments and Loans.  Each Lender party to the Credit Agreement immediately prior to the Fourth Amendment Effective Date (used herein as defined below) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment and to, among other things, allow Barclays Bank PLC, Branch Banking and Trust Company, IberiaBank, JPMorgan Chase Bank, NA., Sovereign Bank, N.A. and Texas Capital Bank, N.A. to become parties to the Credit Agreement as Lenders, (collectively, the “New Lenders” and each a “New Lender”) by acquiring an interest in the total Maximum Credit Amounts and Commitments.  The Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments.  On the Fourth Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender (including the New Lenders) shall be as set forth on Annex I to this Fourth Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement, and each New Lender shall become a party to the Credit Agreement, as amended by this Fourth Amendment, as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Fourth Amendment, and the other Loan Documents.  With respect to such reallocation, each New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from one or more existing Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Credit Agreement as if the New Lenders and such existing Lenders executed an Assignment and Assumption with respect to such allocation.  Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment Agreements shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Fourth Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

Section 5.             Conditions Precedent.  This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fourth Amendment Effective Date”):

5.1          The Administrative Agent shall have received from all the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

5.2          The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date.

5.3          The Administrative Agent shall have received new duly executed Notes payable to the order of Barclays Bank PLC, Branch Banking and Trust Company, IberiaBank, JPMorgan Chase Bank, NA., Royal Bank of Canada, Sovereign Bank, N.A. and Texas Capital Bank, N.A., to the extent requested by each such Lender, in a principal amount equal to the applicable new Maximum Credit Amount of such Lender, dated as of the Fourth Amendment Effective Date.

5.4          No Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

5.5          The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that Legacy Reserves Operating LP is concurrently consummating the Acquisition in accordance with the terms of the Acquisition Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and acquiring substantially all of the Properties contemplated by the Acquisition Documents.

5.6          The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition.

5.7          The Administrative Agent shall have received duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition.

5.8          The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.  Miscellaneous.

6.1          Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

6.2          Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement and in the other Loan

Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment.

6.3          Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fourth Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

6.4          No Oral Agreement.  This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

6.5          GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6          Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7          Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8          Successors and Assigns.  This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

SIGNATURE PAGE

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

SIGNATURE PAGE

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

SIGNATURE PAGE

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/ Kathleen J. Bowen
		Name:	Kathleen J. Bowen
		Title:	Senior Vice President

BANK OF AMERICA, N.A.

	By:	/s/ Jeffrey H. Rathkamp
		Name:	Jeffrey H. Rathkamp
		Title:	Managing Director

THE BANK OF NOVA SCOTIA

	By:	/s/ Terry Donovan
		Name:	Terry Donovan
		Title:	Managing Director

ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
		Name:	Don J. McKinnerney
		Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Bruce E. Hernandez
		Name:	Bruce E. Hernandez
		Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK N.A.

By:	/s/ Chulley Bogle
	Name:	Chulley Bogle
	Title:	Vice President

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
	Name:	Chris L. Whigham
	Title:	Senior Vice President

SOCIETE GENERALE

By:	/s/ David M. Bornstein
	Name:	David M. Bornstein
	Title:	Director

UNION BANK, N.A.

By:	/s/ Alison White
	Name:	Alison White
	Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

SIGNATURE PAGE

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director

BMO HARRIS FINANCING, INC.

By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

CITIBANK, N.A.

By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
	Name:	Ryan K. Michael
	Title:	Senior Vice President

IBERIABANK

By:	/s/ Jeff Dalton
	Name:	Jeff Dalton
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

SOVEREIGN BANK, N.A.

By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Senior Vice President

By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Vice President

TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
	Name:	Frank K. Stowers
	Title:	Senior Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Annex I

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	11.250000%	$112,500,000.00
Compass Bank	7.875000%	$78,750,000.00
UBS AG, Stamford Branch	7.875000%	$78,750,000.00
U.S. Bank National Association	7.875000%	$78,750,000.00
Bank of America, N.A.	7.875000%	$78,750,000.00
Royal Bank of Canada	7.875000%	$78,750,000.00
The Bank of Nova Scotia	5.375000%	$53,750,000.00
JPMorgan Chase Bank, N.A.	5.375000%	$53,750,000.00
Union Bank, N.A.	5.375000%	$53,750,000.00
KeyBank N.A.	5.375000%	$53,750,000.00
Barclays Bank PLC	4.625000%	$46,250,000.00
BMO Harris Financing, Inc.	4.625000%	$46,250,000.00
Citibank, N.A.	4.250000%	$42,500,000.00
Credit Agricole Corporate and Investment Bank	4.250000%	$42,500,000.00
Branch Banking and Trust Company	2.125000%	$21,250,000.00
Societe Generale	2.125000%	$21,250,000.00
IberiaBank	1.468750%	$14,687,500.00
Sovereign Bank, N.A.	1.468750%	$14,687,500.00
Texas Capital Bank, N.A.	1.468750%	$14,687,500.00
West Texas National Bank	1.468750%	$14,687,500.00
TOTAL	100.000000%	$1,000,000,000.00

ANNEX I